ENSCO INTERNATIONAL INCORPORATED Rig Contract Status Report As of July 15, 2009

Statements contained in the Rig Contract Status Report and the related news release dated July 15, 2009, including information regarding the future status of ENSCO 69 in general, and the anticipated pursuit of insurance and legal claims related to ENSCO 69 in particular, and the Rig Status Report entries regarding the Company's estimated rig availability, contract duration, future rig rates and cost adjustments, customers or contract status (including letters of intent) are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to insurance and legal claims, future rig rates, cost adjustments, utilization, rig enhancement projections, shipyard construction or work completion, and other contract or letter of intent commitments, including new rig commitments, the period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction, scheduled delivery dates for new rigs and scheduled commencement dates for new contracts and rig relocations. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) recoverability of insurance and legal claims, (ii) industry conditions and competition, including changes in rig supply and demand or new technology, (iii) risks associated with the current global economic crisis and its impact on capital markets and liquidity, (iv) prices of oil and natural gas in general and the recent decline in prices in particular and the impact of commodity prices upon future levels of drilling activity and expenditures, (v) changes in the timing of revenue recognition resulting from the deferral of revenues payable by our customers (which are recognized over the contract term upon commencement of drilling operations) for mobilization of our drilling rigs, time waiting on weather or time in shipyards, (vi) excess rig availability or supply resulting from delivery of new drilling rigs, (vii) heavy concentration of our rig fleet in premium jackups, (viii) cyclical nature of the industry, (ix) worldwide expenditures for oil and natural gas drilling, (x) operational risks, including hazards created by severe storms and hurricanes, (xi) risks associated with offshore rig operations or rig relocations in general and in foreign jurisdictions in particular, (xii) renegotiation, nullification or breach of contracts or letters of intent with customers or other parties, including failure to negotiate definitive contracts following announcements or receipt of letters of intent, (xiii) inability to collect receivables, including reimbursable cost adjustments (xiv) changes in the dates new contracts actually commence, (xv) changes in the dates our rigs will enter a shipyard, be delivered, return to service or enter service, (xvi) risks inherent to domestic and foreign shipyard rig construction, repair or enhancement, including risks associated with concentration of our ENSCO 8500 Series® rig construction contracts in a single foreign shipyard, unexpected delays in equipment delivery and engineering or design issues following shipyard delivery, (xvii) availability of transport vessels to relocate rigs, (xviii) environmental or other liabilities, risks or losses, whether related to hurricane damage, losses or liabilities (including wreckage or debris removal) in the Gulf of Mexico or otherwise, that may arise in the future and are not covered by insurance or indemnity in whole or in part, (xix) limited availability or high cost of insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or associated removal of wreckage or debris, (xx) self-imposed or regulatory limitations on drilling locations in the Gulf of Mexico during hurricane season, (xxi) impact of current and future government laws and regulation affecting the oil and gas industry in general and our operations in particular, including taxation as well as repeal or modification of same, (xxii) governmental action and political and economic uncertainties, including expropriation, nationalization, confiscation or deprivation of our assets, (xxiii) terrorism or military action impacting our operations, assets or financial performance, (xxiv) our ability to attract and retain skilled personnel, (xxv) outcome of litigation, legal proceedings, investigations or claims, (xxvi) adverse changes in foreign currency exchange rates, including their impact on the fair value measurement of our derivative financial instruments, (xxvii) potential long-lived asset or goodwill impairments, (xxviii) potential reduction in fair value of our auction rate securities and (xxix) other risks as described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our Investor Relations Department at 214-397-3045 or by referring to the Investor Relations section of our website at www.enscointernational.com. All information in this report and related news release is as of the date posted. The Company undertakes no duty to update any forward-looking statement, to conform the statement to actual results, or reflect changes in the Company's expectations.

Bolded rig names and underlined text signify changes in rig status from the previous month.
						Est. Avail/
Segment		Water		Day Rate		Contract
Region / Rig	Design (1)	Depth' (1)	Customer/Status	$US	Location	Change	Comments

Deepwater Australia
ENSCO 7500	Dynamically Positioned	8000	Chevron	Low 550s	Australia	Sep. 10	Mob rate of mid 360s deferred and amortized over contract. Plus cost adjustments and unpriced options. Assigned to ExxonMobil for an estimated 64-day well
U.S. Gulf of Mexico
ENSCO 8500	Dynamically Positioned	8500	Eni/Anadarko	Mid 270s	Gulf of Mexico	Jun. 13	Plus lump sum payment of $20 million and reimbursable costs of $27 million amortized over contract and cost adjustments. Four 1-year same-rate options
ENSCO 8501	Dynamically Positioned	8500	Mobilize/ sea trials/ outfitting		Gulf of Mexico	Oct. 09	Next commences operations for Nexen and Noble Energy mid Oct. 09 to 2Q13, mid 350s plus cost adjustments and unpriced options
ENSCO 8502	Dynamically Positioned	8500	Under construction		Singapore	1Q10	Contracted in Gulf of Mexico to Nexen commencing late 2Q10 to 2Q12, low 470s plus cost adjustments. Contract can change to 3 or 4 year term at operator's election at the same day rate
ENSCO 8503	Dynamically Positioned	8500	Under construction		Singapore	4Q10	Contracted in Gulf of Mexico to Cobalt commencing early 2011 for 2 years, mid 510s plus cost adjustments and unpriced option
Under Construction - uncontracted
ENSCO 8504	Dynamically Positioned	8500	Under construction		Singapore	2H11
ENSCO 8505	Dynamically Positioned	8500	Under construction		Singapore	1H12
ENSCO 8506	Dynamically Positioned	8500	Under construction		Singapore	2H12
(1) ENSCO 8500 Series ® rigs are proprietary design, ultra-deepwater, dynamically positoned, semisubmersibles and may be modified for drilling in up to 10,000' water depths.

ENSCO INTERNATIONAL INCORPORATED Rig Contract Status Report As of July 15, 2009

Bolded rig names and underlined text signify changes in rig status from the previous month.
						Est. Avail/
Segment		Water		Day Rate		Contract
Region / Rig	Design	Depth'	Customer/Status	$US	Location	Change	Comments

Asia & Pacific Rim
Middle East/India
ENSCO 50	F&G L-780 Mod II-C	300	Available		UAE
ENSCO 53	F&G L-780 Mod II-C	300	BG	Low 100s	India	Feb. 10	Plus one 3-month same rate option and one 6-month unpriced option
ENSCO 54	F&G L-780 Mod II-C	300	ADOC	Low 150s	UAE / Qatar	Nov. 10	Plus cost adjustments and unpriced option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Mid 120s	Saudi Arabia	Sep. 09	One 1-year option, high 130s
ENSCO 84	MLT 82 SD-C	250	Maersk	Low 170s	Qatar	Nov. 09	Plus cost adjustments
ENSCO 88	MLT 82 SD-C	250	Shipyard/ Ras Gas	Average Low 70s	Bahrain/ Qatar	Dec. 09	Average shipyard rate to Sep. 09, low 70s. Then return to operations, mid 80s. One 5-well option, high 90s and one 4-well option, mid 110s
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 60s	Qatar	May 12	Rate increases Jun. 10, high 60s. One 1-well option, mid 110s
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 80s	Saudi Arabia	Nov. 09	One 1-year option, mid 90s
ENSCO 96	Hitachi 250-C	250	Available		Bahrain
ENSCO 97	MLT 82 SD-C	250	Available		Bahrain
Southeast Asia/Australia
ENSCO 51	F&G L-780 Mod II-C	300	Available		Thailand
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 160s	Malaysia	Nov. 10	Plus cost adjustments and unpriced options
ENSCO 56	F&G L-780 Mod II-C	300	Available		Malaysia
ENSCO 57	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 160s	Malaysia	Jan. 10	Reduced cost adjustment. Unpriced options
ENSCO 67	MLT 84-CE	400	Available		Malaysia
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Mid 210s	Australia	Jan. 10	Reduced cost adjustment (low 10s) effective from contract commencement late Mar. 09. Plus cost adjustments and seven 1-well unpriced options
ENSCO 106	KFELS MOD V-B	400	Available		Malaysia
ENSCO 107	KFELS MOD V-B	400	OMV	Mid 220s	New Zealand	Oct. 09	Options exercised starting late Jul. to Sep. 09, low 190s, then to early Oct. 09, mid 180s, then to late Oct. 09, low 190s and one 1-well unpriced option. Thereafter, Origin has two 1-well unpriced options and then OMV has five 1-well market priced options
ENSCO 108	KFELS MOD V-B	400	Total	Mid 190s	Brunei	Jun. 10	Shipyard average day rate, low 150s, deferred and amortized over contract. Two 6-month options at market rate. Option exercise would result in a retroactive reduction in firm period rate to low 160s with options at market rate but floor in low 140s for first option period

ENSCO I	Barge Rig		Cold stacked		Singapore

Please read the forward-looking statement disclaimer at the top of the first page.

ENSCO INTERNATIONAL INCORPORATED Rig Contract Status Report As of July 15, 2009

Bolded rig names and underlined text signify changes in rig status from the previous month.
						Est. Avail/
Segment		Water		Day Rate		Contract
Region / Rig	Design	Depth'	Customer/Status	$US	Location	Change	Comments

Europe & Africa North Sea
ENSCO 70	Hitachi K1032N	250	Maersk	Mid 110s	Denmark	Aug. 09	On accommodation and six 1-week options, low 110s
ENSCO 71	Hitachi K1032N	225	Maersk	Low 200s	Denmark	Aug. 09
ENSCO 72	Hitachi K1025N	225	Available	-----------	UK	-----------	---------------------
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Low 100s	UK	Dec. 12	In non-drilling support mode to Sep. 09 plus cost adjustments. Then contract to be suspended to Jan. 10 with expected sublet to Nov. 09, low 130s plus approximately 14 days accommodation mode, low 80s. Rates mutually agreed annually
ENSCO 92	MLT 116-C	225	EIS Consortium*	Mid 210s	UK	Feb. 10	Plus cost adjustments. Options exercised, rate from Jan. 10, low 150s
ENSCO 100	MLT 150-88-C	350	Shipyard		Poland	Oct. 09
ENSCO 101	KFELS MOD V-A	400	Available	-----------	UK	-----------	---------------------
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	High 280s	UK	Dec. 11	Rate mid Aug. 09 to Jan. 10, low 200s plus cost adjustments. Thereafter rates to be negotiated
Africa
ENSCO 85	MLT 116-C	300	PA Resources	Mid 120s	Tunisia	Jul. 09
ENSCO 105	KFELS MOD V-B	400	BG	Low 200s	Tunisia	May 10	Plus cost adjustments and unpriced option
*EIS (East Irish Sea Consortium) - Venture, BHPB, HRL Centrica, EOG

North & South America
U.S. Gulf of Mexico
ENSCO 60	Levingston 111-C	300	Cold stacked		Gulf of Mexico
ENSCO 75	MLT Super 116-C	400	ANKOR	Low 100s	Gulf of Mexico	Jul. 09	Next to Apache to Aug. 09, low 110s
ENSCO 82	MLT 116-C	300	Chevron	Mid 150s	Gulf of Mexico	Jan. 10
ENSCO 83	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Aug. 09	Next to Pemex in Mexico commencing Sep. 09 to Nov. 12, low 110s plus cost adjustments
ENSCO 86	MLT 82 SD-C	250	Available	--------	Gulf of Mexico	--------
ENSCO 87	MLT 116-C	350	ExxonMobil	Low 80s	Gulf of Mexico	Jul. 09	Next to shipyard for approximately 30 days
ENSCO 90	MLT 82 SD-C	250	Cold stacked		Gulf of Mexico
ENSCO 99	MLT 82 SD-C	250	Available	--------	Gulf of Mexico	--------	---------------------

Mexico
ENSCO 81	MLT 116-C	350	Pemex	Low 100s	Mexico	Jun. 10	Indexed to global rates, adjusts late Dec. 09
ENSCO 89	MLT 82 SD-C	250	Pemex	Mid 150s	Mexico	Mar. 12	Rates adjust to global index rate after initial 6 months (Aug. 09) and every 3 months thereafter
ENSCO 93	MLT 82 SD-C	250	Pemex	Mid 160s	Mexico	Mar. 12	Rates adjust to global index rate after initial 6 months (Oct. 09) and every 3 months thereafter
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 110s	Mexico	Apr. 12	Plus cost adjustments
Venezuela
ENSCO 68	MLT 84-CE	400	Chevron	Low 200s	Venezuela	Dec. 09	Chevron assigned contract to Repsol to Sep. 09 plus one same rate 1-well option. Then to MORUY II (Teikoku) to Dec. 09
ENSCO 69	MLT 84-S	400	Discontinued Operations		Venezuela		(Note: See Ensco News Release dated July 15 relating to this Rig Contract Status Report. ENSCO 69 will not be reflected in future reports.)

Please read the forward-looking statement disclaimer at the top of the first page.